Liquidity	12 Months Ended
Dec. 31, 2023
Liquidity [Abstract]
LIQUIDITY

2. LIQUIDITY

The Group reported a net loss of $4,340,975 and net operating cash outflow of $7,724,364 for the year ended December 31, 2023. In addition, the Group had an accumulated deficit of $68,161,722 as of December 31, 2023. The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to reduce or eliminate its net losses for the foreseeable future. If management is not able to generate significant revenues from its product candidates currently in development, the Group may not be able to achieve profitability.

The Group’s principal sources of liquidity have been cash, line of credit facility from related parties, bank loan, public offerings and convertible bonds. As of the date of issuance of the consolidated financial statements, the Group has approximately $1.0 million of unrestricted cash or cash equivalents, and approximately $12 million of undrawn line of credit facility from a related party. In addition, the Group will need to maintain its operating costs at a level through strict cost control and budget, such as staff reductions, to ensure operating costs are minimized and will not exceed such aforementioned sources of funds to continue as a going concern for a period within 12 months after the issuance of its consolidated financial statements.

The Group believes that available cash, together with the efforts from aforementioned management plan and actions, should enable the Group to meet current anticipated cash needs for at least the next 12 months after the date that the consolidated financial statements are issued and the Group has prepared the consolidated financial statements on a going concern basis. The Group may, however, need additional capital in the future to fund its continued operations. If the Group determine that its cash requirements exceed the amount of cash and cash equivalents the Group has at the time, the Group may seek to issue equity or debt securities or obtain credit facilities. The issuance and sale of additional equity or convertible debts would result in further dilution to its shareholders. The incurrence of indebtedness would result in increased fixed obligations and could result in operating covenants that might restrict its operations. The Group cannot assure that the financing will be available in amounts or on terms acceptable to the Group, if at all.